SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

    Date of Report (Date                                 Commission File
     of earliest event                                        Number:
        reported):

     NOVEMBER 22, 2000                                        1-10210


                                  EGLOBE, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                                     13-3486421
  (State or other jurisdiction                          (IRS Employer
        of incorporation)                           Identification Number)


                         1250 24TH STREET, NW, SUITE 725
                             WASHINGTON, D.C. 20037
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (202) 822-8981

          (Former name or former address, if changed since last report)

                                       NA

                                  EGLOBE, INC.

ITEM 5.           OTHER EVENTS

                  On November 21, 2000, we received a letter from the Nasdaq Stock Market indicating that the Nasdaq Listing Qualifications panel determined that our common stock would be delisted from the Nasdaq National Market effective with the open of business on November 22, 2000.

                  We issued a press release today announcing the delisting of our common stock from The Nasdaq Stock Market. The press release is filed as
Exhibit 99 to this current report on Form 8-K and is incorporated by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

                  99. Press release announcing the delisting of our common stock from The Nasdaq Stock Market.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          eGLOBE, INC.

Date: November 22, 2000                   By:     /s/ David Skriloff
                                                  ------------------------------
                                                  David Skriloff
                                                  Chief Financial Officer

EXHIBIT NUMBER                            EXHIBIT

         99. Press release announcing the delisting of our common stock from The Nasdaq Stock Market.